EMERGING MARKETS GROWTH FUND
                            Annual Report
                    For the Year Ended June 30, 1998

Seeks long-term growth of capital by investing in companies operating in developing countries around the world

FELLOW SHAREHOLDERS:

For the 12 months ended June 30, Emerging Markets Growth Fund's share value fell 27.6%. This was the first significant fiscal-year decline in the fund's history.*

The downturn was broad as well as severe. For emerging markets investors, there was virtually nowhere to hide. Of the 26 key markets tracked in the table on the next page, 21 recorded losses. The only markets that rose were small ones in Eastern Europe and the Mediterranean. In Asia, most of the markets in which we can invest plunged between 50% and 90%. In Latin America, the losses were somewhat smaller. The Brazilian market, our largest area of concentration, fell 30.5%.

The unmanaged Morgan Stanley Capital International Emerging Markets Free Index, which tracks stock prices in these 26 developing countries, lost considerably more than the fund - 39.1% for the 12 months. Much of the damage was done in the April-June quarter, when the index skidded 23.6% - the largest quarterly decline in its 10 1/2-year history.

CUSHIONING THE IMPACT

Emerging Markets Growth Fund held its ground better than the index for several reasons. Our cash reserve (which averaged about 9% of net assets during the year) and a good performance by our fixed-income investments (9% of net assets) offset some of the weakness shown by many of our equity holdings (the index is the equivalent of a fully invested fund and measures only equities). Moreover, several of our investments in privatized telecommunications companies - a category where EMGF is overrepresented relative to the index - held up quite well. A few of them rose.

[Sidebar]
                           12-MONTH RESULTS
              With Dividends Reinvested (7/1/97 - 6/30/98)
Emerging Markets Growth Fund.................... -27.6%
MSCI Emerging Markets Free Index................ -39.1
[End Sidebar]

Portugal Telecom gained 31.6%, and Telecom Argentina was up 13.3%. Our largest holding, Telefonos de Mexico (Telmex), finished the 12 months almost exactly where it began, with a modest increase of 0.6%.

Additionally, EMGF was overweighted on a relative basis in Turkey, our fifth-largest area of concentration and one of the few markets that moved higher. At the same time, we were underweighted in Malaysia and Thailand, two of the hardest hit markets. In both, equities lost almost three-fourths of their value during the 12 months. We were underweighted in those countries mainly because we have been finding few companies with attractive investment potential, rather than because we foresaw a collapse of stock prices and currencies.

Despite our negative results this year, Emerging Markets Growth Fund's longer term record remains very favorable, both on an absolute basis and relative to its principal benchmark. Since operations began in 1986, EMGF has produced a compound return of 21.9% a year. Over the past ten years (the longest period for which EMF Index figures are available), the fund generated a total return of 19.1% annualized versus 12.2% for the index. These results, we should add, have been achieved in an investment climate that was strong for eight years but began deteriorating in 1994; it has now been weak for about one-third of the fund's lifetime.

*All percentage gain/loss figures are in U.S. dollars and include reinvestment of distributions unless otherwise indicated. The only other fiscal-year decline recorded by EMGF was in 1995, when the total return showed a minus 1.2%.

A CLOSER LOOK AT THE DECLINE

The meltdown in EMGF's investment universe in fiscal 1998 represents a continuation of the crisis that arguably originated in Thailand in May 1997 (although some suggest the starting point may have been China's devaluation of the renminbi in 1994). The fiscal year saw a selloff in the October-December quarter followed by a rally in equities that lasted for a few months before giving way to another round of heavy selling in the early spring. This second round was exacerbated by fear and gloom among investors troubled by a host of developments. These included rioting in Indonesia, bank failures in Malaysia, rising unemployment in Korea, nuclear tests in Pakistan and India, and Japan's seeming inability to grapple with its economic and currency problems. A healthy yen is considered crucial to the region's prosperity.
Percent Change in Key Markets /1/

                                      Twelve Months                            Six Months
                                      Ended 6/30/98                           Ended 6/30/98
                                -----------------------                    ----------------------
                                Expressed        Expressed        Expressed      Expressed
                                in U.S.          in Local         in U.S.        in Local
                                Dollars          Currency         Dollars        Currency
                                ----------       ----------       ---------      ----------
Argentina                       -16.4%           -16.4%           -16.4%         -16.4%
Brazil                          -30.5            -25.4            -15.9          -12.9
Chile                           -37.3            -29.1            -21.2          -15.5
China (Free)2                   -56.7            -56.7            -35.3          -35.3
Colombia                        -26.8            -8.4             -30.0          -26.3
Czech Republic                  4.1              4.9              7.2            0.9
Greece                          37.0             51.9             44.9           55.4
Hungary                         24.6             45.7             -0.1           7.0
India                           -31.9            -19.4            -15.8          -9.0
Indonesia (Free)2               -89.7            -37.2            -57.9          13.5
Israel                          7.4              9.3              8.2            11.6
Jordan                          -22.6            -22.4            -14.0          -13.8
Malaysia (Free)2                -74.7            -58.4            -30.1          -25.5
Mexico (Free)2                  -8.4             3.6              -22.2          -13.6
Pakistan                        -56.1            -50.0            -58.2          -56.2
Peru                            -22.7            -15.9            -9.9           -4.2
Philippines (Free)2             -59.4            -35.8            -4.1           0.3
Poland                          -2.5             3.4              15.4           14.2
Russia                          -60.4            -/3/             -59.3          -/3/
South Africa                    -32.4            -12.3            -14.2          3.9
South Korea                     -68.5            -51.2            5.6            -14.5
Sri Lanka                       -40.5            -33.5            -28.6          -24.4
Taiwan                          -38.3            -23.8            -16.4          -12.1
Thailand (Free)2                -72.8            -55.5            -32.0          -40.3
Turkey                          23.7             122.0            -14.3          10.3
Venezuela                       -51.6            -45.0            -45.7          -40.5
Emerging Markets Growth         -27.6                             -14.7
Fund

/1/ Including reinvestment. All indexes are compiled by Morgan Stanley Capital International and are nmanaged.

/2/ The fund is invested in the "free" Chinese, Indonesian, Malaysian, Mexican, Philippine and Thai stock markets, which consist of securities that can be purchased by investors other than resident nationals.

/3/ Index is quoted in U.S. dollars only.
After pronounced weakness developed in the Russian ruble and the South African rand during May, the slide in equity prices gathered momentum and spread to countries that have little or no connection to the economic excesses which spawned the crisis. Nonetheless, those excesses - and headline-making events such as the tragic chaos in Indonesia - became the catalyst for a steep drop that has further magnified the perceived risk of investing in emerging markets.

It is worth noting that this downturn also has altered the structure of the EMF Index. The combined capitalization of all Asian emerging markets excluding Taiwan has shrunk by two-thirds to around $128 billion, which was approximately the size of the Malaysian market at the start of the fiscal year. The capitalization of that market - once the largest component in the index - has shrunk by about 75% since February 1997.

A LONG-TERM PROPOSITION

While a decline of more than one-fourth in the fund's share value is not pleasant news to report or to hear, we believe there are some positives worth carrying away from fiscal 1998 in addition to the fund's performance relative to the index. Throughout the year, our shareholders demonstrated unwavering support and an awareness that investing in these markets involves significant risk and must be looked upon as a long-term proposition. It is gratifying to see investors maintain their perspective at times like these. We also want to recognize the many people in our organization who have shown patience along with an ability to cope with nerve-racking investment conditions month after month in a calm and professional manner. It is easy to talk about volatility, and another thing entirely to live through a disturbing bout of it.

WHERE THE FUND'S ASSETS ARE INVESTED

                                     Percent of Net Assets
                     -----------------------------------------------                      Market Value
                                                                            MSCI EMF      of Holdings
                                                                            Index/1/      6/30/98 (in
                     6/30/96        6/30/97      12/31/97      6/30/98      6/30/98       thousands)
                     -------        -------      --------      -------      -------       -----------
ASIA/PACIFIC
China                1.2%           1.0%         .6%           .7%          .7%           $81,098
Hong Kong            .9             .3           .3            .7           -             84,302
India                7.7            7.5          6.6           5.6          6.5           698,480
Indonesia            4.5            3.5          1.9           1.4          .9            174,057
Malaysia             4.4            3.4          1.2           .9           5.0           110,424
Pakistan             .9             .4           .5            .1           .4            18,074
Philippines          6.4            3.8          2.5           2.7          1.6           327,979
South Korea          5.8            6.4          1.7           2.1          2.0 /2/       255,843
Sri Lanka            .1             .1           .1            .1           .1            7,063
Taiwan               2.8            9.5          5.9           6.5          9.4 /2/       802,711
Thailand             3.7            .9           .4            .5           1.5           57,255
Vietnam              .1             .1           .1            -            -             4,319
                     -----          -----        -----         -----        -----         ---------
                     38.5           36.9         21.8          21.3         28.1          2,621,605
                     -----          -----        -----         -----        -----         ---------

LATIN AMERICA
Argentina            5.9            6.6          8.6           8.7          5.0           1,079,425
Brazil               14.8           16.9         16.5          16.1         16.6          1,991,843
Chile                1.8            2.2          2.1           3.2          4.6           393,241
Colombia             .3             .2           .1            -            .8            -
Ecuador              .2             .2           .2            .1           -             6,242
Mexico               10.3           8.2          12.1          10.8         12.1          1,339,887
Panama               .8             .2           .1            .7           -             79,251
Peru                 2.3            2.2          1.6           2.0          1.3           247,082
Venezuela            .5             .5           .5            1.3          1.0           159,702
                     -----          -----        -----         -----        -----         ---------
                     36.9           37.2         41.8          42.9         41.4          5,296,673
                     -----          -----        -----         -----        -----         ---------

EASTERN EUROPE
Bulgaria             -              .3           .3            .2           -             22,628
Republic of
Croatia              .3             .4           .5            .8           -             103,997
Czech Republic       .3             .2           .2            .3           1.3           42,139
Hungary              .4             .4           .6            .9           1.6           114,859
Kazakhstan           -              -            -             -            -             3,273
Poland               .5             .5           .9            1.4          .7            176,065
Russian
Federation /3/       3.7            6.7          6.5           3.8          2.9           471,432
Slovakia             -              .1           .1            .1           -             9,425
Ukraine              -              -            .1            .1           -             8,150
                     -----          -----        -----         -----        -----         ---------
                     5.2            8.6          9.2           7.6          6.5           951,968
                     -----          -----        -----         -----        -----         ---------

OTHER MARKETS
Egypt                -              .1           .1            .1           -             16,218
Ghana                .4             .2           .2            .2           -             26,458
Greece               1.1            .8           1.0           2.1          5.0           259,242
Mauritius            .1             .1           .1            .1           -             7,315
Morocco              .2             .2           .2            .3           -             38,061
Portugal             .5             .7           1.4           1.6          -             201,819
South Africa         3.5            3.9          4.8           4.5          11.9          553,743
Turkey               1.6            2.3          5.0           6.0          3.3           747,252
                     -----          -----        -----         -----        -----         ---------
                     7.4            8.3          12.8          14.9         20.2          1,850,108
                     -----          -----        -----         -----        -----         ---------
Multinational        1.8            2.2          2.0           2.6                        315,530
                     -----          -----        -----         -----                      ---------
Other /4/            .8             .6           .3            .5                         62,788
                     -----          -----        -----         -----                      ---------
Cash & Equivalents   9.4            6.2          12.1          10.2                       1,265,643
                     -----          -----        -----         -----                      ---------
TOTAL                100.0%         100.0%       100.0%        100.0%                     $12,364,315
                     ======         ======       ======        ======                     ===========


/1/ Morgan Stanley Capital International Emerging Markets Free Index also includes Israel (3.6%) and Jordan (0.2%). A dash indicates that the market is not included in the index. Source: Morgan Stanley Capital International Perspective.

/2/ Taiwan and South Korea's weightings reflect 50% of their respective market capitalizations.

/3/ Includes investments in companies incorporated outside the region that have significant operations in the region.

/4/Includes investments in markets where the holdings represent a percentage of net assets of less than 0.05%. Also includes stocks in initial period of acquisition.

As prices tumbled during fiscal 1998, short term-oriented investors continued to bail out of emerging markets. This presented us with many outstanding opportunities to add new holdings to our portfolio. Drawing on our extensive research resources, we searched for value and found it throughout the developing world. We also did not hesitate to sell some stocks that fared poorly in order to invest the proceeds in other securities that we felt were more attractive.

It remains to be seen if we have experienced the end of the downward slide. However, we are convinced that the basic concept underlying Emerging Markets Growth Fund remains as sound today as it was when the fund was formed. EMGF offers investors an opportunity to own a highly diversified portfolio of shares in quality companies with good growth potential that are valued below their counterparts in industrialized nations. An illustration of this diversification can be seen in the list of our Ten Largest Equity Holdings on page 8. They represent investments in five countries and five very different industries. In spite of the nasty downturn, the market value of each of these ten holdings continues to exceed acquisition cost, in some cases by a comfortable margin.

On the following two pages, you will find a brief overview of the investment landscape in those markets that represent the fund's largest areas of concentration. On page 7, there is a description of EMGF's adviser and its investment philosophy.

We look forward to reporting to you again in another six months.

Sincerely,

Walter P. Stern
Chairman

Nancy Englander
President

August 10, 1998

-----------------------------------------------------------------------------
Here are the total returns and annual compound returns with all distributions reinvested for periods ended June 30, 1998 - 10 years: +473.03%, or +19.07% a year; 5 years: +43.39%, or +7.47% a year; 12 months: -27.56%.
The figures in this report reflect past results and are not predictive of future results. Share price and return will vary, so you may lose money by investing in the fund. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity or person. All investments are subject to certain risks. Those which include common stocks are affected by fluctuating stock prices. Investments outside the U.S. (especially those in developing countries) are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation and periods of illiquidity. Accordingly, investors should maintain a long-term perspective.
-----------------------------------------------------------------------------

Here is a brief look at the investment landscape in the markets representing Emerging Markets Growth Fund's five largest areas of concentration at June 30. Our holdings in these markets account for nearly half of net assets. (Percentage changes for markets and stock prices are in U.S. dollars.)

Brazil (16.1% of net assets)

After holding its own for a few months, the Brazilian stock market was hit fairly hard toward the end of fiscal 1998. More than any other Latin American country, Brazil is viewed as having macroeconomic difficulties similar to those that caused havoc in Asia, including a negative current account balance and a currency that seems overvalued.

Since November of last year, Brazilian authorities have adopted monetary and other policies in an attempt to minimize the impact of the Asian contagion. We believe the fundamental outlook is superior to the outlook in the Asian countries before the crisis. However, we would not be surprised to see Brazil's economy soften and the real weaken somewhat more than the intended 7% annual devaluation.

Brazil remains the largest country exposure in EMGF's portfolio. Our biggest investment there, Telebras, currently has a market value more than five times greater than acquisition cost, even though the stock is down sharply from its high in 1997.

The privatization of Telebras is proceeding with the creation of 12 companies. Much of the gain from the spinoff may already have been reflected in the price of Telebras stock. However, we feel the company's assets remain undervalued and that its long-term growth potential remains impressive in a nation with a large population and significant unmet demand. For similar reasons, the fund also has maintained a sizable holding in Eletrobras, the nation's largest electric utility.

Mexico (10.8% of net assets)

Lower oil prices dampened economic growth prospects and the Mexican stock market during the latter part of the fund's fiscal year. Nonetheless, for the year as a whole, the equity market held up comparatively well. It showed a decline of 8.4% in dollars and a gain of 3.6% in pesos.

Unlike Brazil, where domestic demand is most important, Mexico depends largely on its relationship with the United States to keep its economy healthy. Since the Mexican banking system was opened to foreign banks after the peso crisis in 1995, competitive pressures have increased. Small businesses (and midsize ones that would be considered small in more developed countries) also have suffered because many foreign banks are not interested in making relatively small loans and the domestic banks cannot afford to be out of step.

Large businesses, on the other hand, have had no such troubles. Virtually all of the fund's Mexican holdings are large companies. The most prominent example is Telmex, the nation's dominant telephone company; it is experiencing solid growth and has a low valuation by international telecommunications standards.

Argentina (8.7% of net assets)

The Argentine market felt the effects of events in Asia to some extent in fiscal 1998, posting a loss that was larger than the loss recorded in Mexico but smaller than in Brazil. For the 12 months, it amounted to -16.4%.

Relative to the Emerging Markets Free Index, the fund has a bigger concentration of its portfolio in Argentina than in any other Latin American country. This reflects both the comparatively small capitalization of the Argentine market and our positive view of the long-range outlook for a number of key companies in the telecommunications, banking and retailing industries.

Our two largest Argentine holdings are Telefonica de Argentina, which provides phone service in the southern part of the country, and Telecom Argentina, which serves the northern portion. Our principal retail investment is Disco, a supermarket chain. These stocks and our investments in banking (most of which have been in the portfolio for some time) should benefit if the country's economic expansion continues at a healthy pace. Argentina has been one of the world's faster growing economies, and we have continued to add to our holdings there.

Taiwan (6.5% of net assets)

The Taiwanese dollar weakened from about 28/$US1 to 35/$US1 during the fiscal year, even though Taiwan does not suffer from the same economic imbalances that caused an implosion in other Asian countries. It is the world's largest supplier of computer monitors, modems, keyboards and desktop computers. The government is friendly to technology firms; semiconductor makers pay no taxes.

The Taiwanese stock market declined by 38.3% during the fiscal year, nearly the same amount as the EMF Index. Technology stocks participated in the decline. They were adversely affected by an anticipated slowdown in demand and by the general economic deterioration in the region. We took advantage of price weakness during the year and added to a number of the fund's holdings, including Taiwan Semiconductor Manufacturing and Asustek Computer.

Turkey (6.0% of net assets)

The Turkish equity market bucked the downtrend in fiscal 1998, rising 23.7%. The gain was 122.0% in local currency. The country has been plagued for some time by high inflation - in calendar 1997 the cost of living approximately doubled. Recently, however, the upward march of prices has slowed. A new government has been formed that shows signs of pursuing policies aimed at achieving greater economic stability. In the past, Turkey's financial markets have tended to fluctuate a great deal.

We have added to EMGF's holdings in a number of banks that stand to benefit from lower inflation, including Yapi ve Kredi Bankasi and Turkiye Is Bankasi, the nation's largest retail bank. These two stocks rose spectacularly - 228% and 486% in dollar terms, respectively, in calendar 1997 - and both have continued to do fairly well in recent months. We also have increased the fund's investments in consumer-related Turkish stocks that show good earnings growth.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies domiciled in developing countries. The premise behind the formation of EMGF was that rapid growth in these countries can create some very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage Emerging Markets Growth Fund. The fund started with $50 million in assets, 13 institutional shareholders and a small portfolio of stocks representing four markets. Today it has more than $12 billion in assets, 740 institutional and individual investors, and a portfolio of more than 400 securities representing companies based in 37 nations. As Emerging Markets Growth Fund has grown, its adviser has steadily expanded its research activities in developing countries and devoted increased resources to the task of managing emerging markets investments.

Capital International, Inc. is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. The organization has been involved in international investing since the 1950s and has become one of the world's largest managers of emerging markets assets.

The investment management affiliates of The Capital Group Companies employ a value-oriented and research-driven approach. They maintain a global investment intelligence network that employs more than 250 investment professionals based on three continents. They include analysts and portfolio counselors, born in more than 30 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies, including hundreds of firms based in less-developed countries. Currently about 30 of the organization's analysts cover emerging markets, compared with four when EMGF began.

This extensive research effort combines intensive company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies - and the funds they manage, including Emerging Markets Growth Fund - an important competitive edge.

INVESTMENT PORTFOLIO, JUNE 30, 1998

INDUSTRY DIVERSIFICATION

                                                Equity Securities
                                       ---------------------------------
                                       Common         Preferred       Convertible                     Percent of
                                       Stocks         Stocks          Bonds            Bonds          Net Assets
-----------------------------------------------------------------------------------------------------------------

Telecommunications                     15.29%         4.47%           -                .08%           19.84%
Banking                                7.12           2.56            .04%             .03            9.75
Utilities: Electric & Gas              5.09           2.69            -                 -             7.78
Beverages & Tobacco                    5.64           1.88            -                 -             7.52
Energy Sources                         5.02           .92             .01               -             5.95
Electronic Components                  4.73           -               .05               -             4.78
Merchandising                          2.63           .04             -                 -             2.67
Other Industries                       21.30          2.76            .57              6.84           31.47
                                       ------         ------          -----            ------         ------
                                       66.82%         15.32%          .67%             6.95%          89.76%
                                       ======         ======          =====            ======
Short-Term Securities                                                                                 10.03
Excess of cash and receivables over liabilities                                                       .21
                                                                                                      -------
Net Assets                                                                                            100.00%
                                                                                                      =======

EMERGING MARKETS GROWTH FUND, INC.

Investment Portfolio - JUNE 30, 1998

                                                                          Number of
                                                                          Shares or        Market          Percent
EQUITY - TYPE SECURITIES                                                  Principal        Value           of Net
(common and preferred stocks and convertible debentures)                    Amount         (000)           Assets
-----------------------------------------------------------------------------------------------------


Argentina - 6.80%
Banco de Galicia y Buenos Aires SA,  Class B                            2,753,509          $12,393
Banco de Galicia y Buenos Aires SA, Class B
 (American Depositary Receipts)                                         3,059,368          55,834          .55
Banco Frances del Rio de la Plata SA                                    740,600            5,600
Banco Frances del Rio de la Plata SA
  (American Depositary Receipts)                                        2,342,141          53,723          .48
Banco Rio de la Plata, Class B
 (American Depositary Receipts)                                         3,726,700          39,363          .32
BI SA  (acquired 10/21/93, cost: $6,130,000) (1)                        6,130,000          6,621           .05
Disco SA (American Depositary Receipts)                                 753,000            24,096          .19
Hidroneuquen SA (acquired 11/11/93, cost: $29,086,000) (1)              28,022,311         29,086          .23
IRSA Inversiones y Representaciones SA                                  4,084,500          12,010
IRSA Inversiones y Representaciones SA                                                                     .23
  (Global Depositary Receipts)                                          564,915            16,453
Nortel Inversora SA, Class A, preferred
  (American Depositary Receipts)
  (acquired 11/24/92, cost:$5,562,000) (1)(3)                           803,868            10,675
Nortel Inversora SA, Class B, preferred                                                                    .43
  (American Depositary Receipts)(3)                                     1,688,140          41,993
Perez Companc, Class B                                                  12,811,086         64,321
Perez Companc, Class B (American Depositary Receipts)                   689,668            6,925           .58
Quilmes Industrial SA, nonvoting, preferred
  (American Depositary Shares)                                          1,088,800          10,616          .09
Sociedad Comercial del Plata SA                                         1,059,290          1,165           .01
Telecom Argentina STET-France Telecom SA, Class B(3)                    2,800,000          16,522
Telecom Argentina STET-France Telecom SA, Class B                                                          1.17
  (American Depositary Shares)(3)                                       4,312,900          128,578
Telefonica de Argentina SA, Class B(3)                                  4,910,000          15,911
Telefonica de Argentina SA, Class B                                                                        1.54
  (American Depositary Shares)(3)                                       5,366,600          174,079
YPF SA, Class D (American Depositary Receipts)                          3,827,500          115,064         .93
                                                                                           ----------      ----------
                                                                                           841,028         6.80
                                                                                           ----------      ----------

Brazil - 15.52%
Aracruz Celulose SA, Class B, preferred nominative
  (American Depositary Receipts)                                        533,550            6,102           .05
Banco Bradesco SA, preferred nominative                                 11,032,827,214     92,059          .74
Banco do Estado de Sao Paulo SA,preferred nominative                    409,982,700        18,969          .15
Banco Itau SA, preferred nominative                                     312,564,300        178,377         1.44
Banco Nacional SA, preferred nominative (2)                             215,940,814        -
Banco Nacional SA, ordinary nominative  (2)                             2,500,000          -               -
Banco Real de Investimento SA, preferred nominative                     4,650,000          17,289          .14
Banco Real SA, preferred nominative                                     10,771,650         8,383           .07
Bompreco SA, Supermercados do Nordeste,
  preferred nominative (Global Depositary Receipts)                     329,000            4,688           .04
Brasmotor SA, preferred nominative                                      50,872,932         4,663           .04
CEN Geradoras, preferred nominative, Class B
  (American Depositary Receipts)                                        722,678            5,059
CEN Geradoras, ordinary nominative                                                                         .09
 (American Depositary Receipts)                                         906,059            6,116
Centrais Eletricas Brasileiras SA-ELETROBRAS, Class B,
   preferred nominative (American Depositary Receipts)                  7,226,788          108,402
Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative                                                   164,800,000        4,845           1.98
Centrais Eletricas Brasileiras SA - ELETROBRAS,
  ordinary nominative (American Depositary Receipts)                    9,060,591          131,379
Centrais Eletricas de Santa Catarina SA - CELESC, Class B,
  preferred nominative                                                  983,000            748             .01
CESP-Companhia Energetica de Sao Paulo,
  preferred nominative                                                  24,700,000         686
CESP- Companhia Energetica de Sao Paulo, preferred
  nominative (American Depositary Receipts)                             1,151,291          9,786           .08
CESP-Companhia Energetica de Sao Paulo,
  ordinary nominative                                                   16,927,984         397
Companhia Cervejaria Brahma, preferred nominative                       142,451,437        88,686
Companhia Cervejaria Brahma, preferred nominative                                                          1.23
  (American Depositary Receipts)                                        5,100,500          63,756
Companhia Cervejaria Brahma, preferred nominative
  (American Depositary Receipts)                                        224,483            124
Companhia Cervejaria Brahma, ordinary nominative                        56,147,100         9,957           .08
Companhia de Eletricidade do Estado do Rio de Janeiro
CERJ, ordinary nominative (2)                                           23,019,820,000     11,346          .09
Companhia de Tecidos Norte de Minas- COTEMINAS
preferred nominative (3)                                                76,970,466         11,647
Companhia de Tecidos Norte de Minas- COTEMINAS                                                             .13
  ordinary nominative (Global Depositary Receipts) (3)                  535,000            3,946
Companhia Energetica de Minas Gerais-CEMIG,
  prefrred nominative                                                   804,718,110        25,050
Companhia Energetica de Minas Gerais-CEMIG,
 preferred nominative(American Depositary Receipts) (9)                 4,250,580          128,580
                                                                                                           1.35
Companhia Energetica de Minas Gerais-CEMIG,
  preferred nominative (American Depositary Receipts)
  (acquired 6/21/96, cost: $9,501,000) (1)(5)                           457,575            13,842
Companhia Paranaense de Energia-COPEL, Class B,
  preferred nominative                                                  1,916,814,562      17,900
Companhia Paranaense de Energia- COPEL, Class B,                                                           .39
  preferred nominative (American Depositary Receipts)                   2,096,000          19,388
Companhia Paranaense de Energia -COPEL,
  ordinary nominative                                                   1,370,764,600      10,786
Companhia Paulista de Forca @ Luz,
  preferred nominative (2)                                              522,153            41
Companhia Paulista de Forca @ Luz,                                                                         .19
  ordinary nominative (2)                                               234,091,000        23,887
Companhia Vale do Rio Doce
  (American Depositary Receipts)                                        2,854,037          57,794          .47
Consorcio Real Brasileiro de Administracao SA, Class F,
  preferred nominative (3)                                              1,405,000          2,405           .02
Dixie Toga SA, preferred nominative                                     1,872,000          793             .01
ELETROPAULO-Eletricidade de Sao Paulo SA,
  preferred nominative                                                  34,961,925         2,630           .02
Empresa Nacional de Commercio Redito SA-Encopar,
  preferred nominative (3)                                              61,861,588         155             .00
Empresa Paulista de Transmisao de Energia Eletrica SA-EPTE (2)          34,961,925         124             .00
GP Capital Partners, LP
  (acquired 1/28/94, cost: $21,468,000)  (1) (3)                        27,000             20,641          .17
LIGHT- Servicos de Eletricidade SA, ordinary nominative                 114,095,546        35,023          .28
Lojas Americanas SA, ordinary nominative (2)                            8,643,000          59              .00
Mesbla SA, preferred nominative  (2)                                    111,674,640                        .00
Mesbla SA, ordinary nominative  (2)                                     1,041,447,836      104             .00
Multicanal Participacoes SA, preferred nominative                                                          .00
  (American Depositary Shares) (2)                                      1,441,000          7,115           .06
Petroleo Brasileiro SA-PETROBRAS, preferred nominative                  611,741,000        113,726         .92
REAL SA Participacoes e Administracao, SA
  Class A, preferred nominative                                         3,000              5               .00
Sadia Concordia SAIC, preferred nominative                              4,645,000          2,892           .02
SA White Martins, ordinary nominative                                   11,903,844         11,014          .09
Souza Cruz SA, ordinary nominative                                      2,842,000          21,134          .17
Telecomunicacoes Brasileiras SA (Telebras),
  preferred nominative                                                  60,052,090         6,532
Telecomunicacoes Brasileiras SA (Telebras),
  preferred nominative ( American Depositary Receipts)                  3,560,618          388,775         3.30
Telecomunicacoe Brasileiras SA (Telebras),
  ordinary nominative                                                   155,290,100        12,353
Telecomunicacoe de Sao Paulo SA- (Telebras),
  preferred nominative                                                  273,516,751        64,329
Telecomunicacoes de Sao Paulo SA-Telesp,
  ordinary nominative (2)                                               35,664,592         5,394           .57
Telecomunicacoes de Sao Paulo SA-Telesp,
  preferred nominative, rights, expire July 10,1998 (2)                 14,400,315         230
Telecomunicacoes de Sao Paulo SA-Telesp Celular, Class B,
  preferred nominative (2)                                              383,782,651        31,857          .27
Telecomunicacoes de Sao Paulo SA- Telesp Celular,
  ordinary nominative (2)                                               35,664,592         1,513
Souza Cruz SA, ordinary nominative
Telecomunicacoes Brasileiras SA (Telebras),                             3,332,150          98,298          .80
Usinas Siderurgicas de Minas Gerais SA,
  preferred nominative (American Depositary Receipts)
  (acquired 9/1/93,cost: $9,774,000) (1)                                1,550,305          7,558           .06
                                                                                           ----------      ----------
                                                                                           1,919,337       15.52
                                                                                           ----------      ----------




Chile - 3.18%
Antofagasta PLC                                                         4,805,530          20,061          .16
Banco Santander Chile, Class A
  (American Depositary Receipts)                                        1,608,500          20,709          .17
Compania Cervecerias Unidas SA
   (American Depositary Shares)                                         916,500            19,361          .16
Compania de Telecomunicaciones de Chile SA
  (American Depositary Receipts)                                        5,402,252          109,733         .89
Distribucion y Servicio D&S SA
   (American Depositary Receipts)                                       1,177,800          17,667          .14
Embotelladora Andina SA, Class A, preferred
  (American Depositary Receipts)                                        2,462,350          43,091
Embotelladora Andina SA, Class B, preferred                                                                .55
   (American Depositary Receipts)                                       1,573,200          24,581
Empresa Nacional de Electricidad SA
  (American Depositary Receipts)                                        6,643,509          94,670          .76
Enersis SA (American Depositary Receipts)                               765,456            18,706          .15
Gener SA ,(American Depositary Receipts)                                248,643            4,538           .04
Laboratorio Chile SA (American Depositary Receipts)                     120,400            1,731           .01
Santa Isabel SA (American Depositary Receipts)                          878,700            9,666           .08
Sociedad Quimica y Minera de Chile SA, Class B
   (American Depositary Receipts)                                       260,500            8,727           .07
                                                                                           ----------      ----------
                                                                                           393,241         3.18
                                                                                           ----------      ----------


China  - 0.66%
China Eastern Airlines Corp. Ltd., Class H (2)                          40,700,000         3,573
China Eastern Airlines Corp. Ltd., Class H,                                                                .04
  (American Depositary Receipts)(2)                                     175,700            1,559
China Resources Beijing Land Ltd.                                       32,392,000         10,454          .09
China Yuchai International Ltd. (2)                                     913,000            2,340           .02
Guang Dong Electric Power Development Co. Ltd., Class B                 3,191,448          1,187           .01
Huaneng Power International, Inc., Class N
  (American Depositary Receipts)(2)                                     718,200            9,651           .08
Jiangsu ExpresswayCo. Ltd.,Class H                                      44,584,000         8,460           .07
Jiangxi CopperCo. Ltd., Class H                                         25,403,500         1,671           .01
NG Fung Hong Ltd.                                                       30,059,000         20,760          .17
Quingling Motors Co.,Ltd., Class H                                      46,042,600         12,779          .10
Tingyi (Cayman Islands) Holding Corp.                                   67,261,500         4,124           .03
Zhejiang Expressway Co. Ltd., Class H                                   27,052,000         4,540           .04
                                                                                           ----------      ----------
                                                                                           81,098          .66
                                                                                           ----------      ----------


Republic of Croatia  - 0.84%
PLIVA d.d. (Global Depositary Receipts)                                 6,399,821          103,997         .84
                                                                                           ----------      ----------
                                                                                           103,997         .84
                                                                                           ----------      ----------

Czech Republic - 0.34%
SPT Telecom, a.s.   (2)                                                 3,049,740          42,139          .34
                                                                                           ----------      ----------


Ecuador - 0.02%
La Cemento Nacional CA (Global Depositary Receipts)(3)                  15,530             2,407           .02
                                                                                           ----------      ----------


Egypt - 0.13%
Al-Ahram Beverages Co. (Global Depositary Receipts)  (3)                510,000            16,218          .13
                                                                                           -------------   ------------


Ghana - 0.21%

Ashanti Goldfields Co. Ltd.                                             691,111            5,287
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)                1,131,500          9,193
Ashanti Goldfields Co. Ltd.,                                                                               .21
5.50% exchangeable note March 15, 2003                                  $15,970,000        11,978
                                                                                           ----------      ----------
                                                                                           26,458          .21
                                                                                           ----------      ----------


Greece - 2.10%
Aluminum de Grece SAIC (2)(3)                                           374,540            22,178          .18
Ergobank SA Reg                                                         671,010            57,402          .47
Hellenic Bottling Co. SA                                                5,020,620          155,248         1.26
Katselis Sons SA, ordinary                                              74,110             446             .00
Titan Cement Co. SA, ordinary                                           366,044            23,968          .19

                                                                                           ----------      ----------
                                                                                           259,242         2.10
                                                                                           ----------      ----------


Hong Kong - 0.68%
China Resources Enterprise, Ltd.                                        35,598,000         36,763          .30
China-Hongkong Photo Products Holdings Ltd.                             11,996,000         1,688           .01
Legend Holdings Ltd (2)                                                 25,570,000         7,674           .07
New World Infrastructure Ltd. (2)                                       17,662,497         20,293
New World In 144 A CV 1.00% 04-15-03 (1)
  April 15, 2003 (acquired 3/24/98, cost: $24,686,000) (1)              24,670,000         17,762
Siu-Fung Ceramics Holdings Ltd. (2)                                     7,869,409          0               .30
Tian An China Investments Co. Ltd.                                      4,293,500          122
                                                                                           ----------      ----------
                                                                                           84,302          .68
                                                                                           ----------      ----------

Hungary - 0.93%
Gedeon Richter Ltd.                                                     648,200            52,145          .42
Matav RT
Graboplast Textil-es Muborgyarto Rt.                                    102,200            2,588           .02
MATAV, Hungarian Telecommunications Co. Ltd                             7,706,000          44,733          .36
MOL Magyar Olaj-es Gazipari Rt.
  (Global Depositary Receipts)                                          570,100            15,393          .13
                                                                                           ----------      ----------
                                                                                           114,859         .93
                                                                                           ----------      ----------


India - 5.64%
Asian Paints (India) Ltd.                                               564,600            3,244           .03
  Bajaj Auto Ltd.                                                       4,396,350          59,450
                                                                                                           .49
Bajaj Auto Ltd. (Global Depositary Receipts)                            54,900             744
Bharat Forge Ltd.                                                       3,250              6               -
Bharat Petroleum (2)                                                    5,535,200          45,898          .37
Bombay Dyeing and Manufacturing Co. Ltd.
  (Global Depositary Receipts)                                          10,100             13              .00
cummins India Ltd.                                                      1,838,000          15,328          .12
East India Hotels Ltd.                                                  869,065            4,506           .04
Essar Steel Ltd.                                                        300                -               .00
Flex Industries Ltd.                                                    260,480            73
Flex Industries Ltd., warrants, expire November 23, 1999                116,210            8               .00
Grasim Industries Ltd.                                                  659,480            5,577
Grasim Industries Ltd. (Global Depositary Receipts)                     1,714,265          10,757          .13
Hindalco Industries Ltd. (3)                                            2,670,425          42,140
Hindalco Industries Ltd, (Global Depositary Receipts) (3)               1,302,280          18,232          .49
Hindustan Lever Ltd.                                                    2,024,500          71,791          .58
Hindustan Petroleum Corp. Ltd. (2)                                      3,515,300          32,286          .26
Housing Development Finance Corp. Ltd.                                  294,300            20,823          .17
Indian Aluminum Co., Ltd.                                               2,597,371          7,565           .06
Indian Rayon and Industries Ltd.                                        1,527,825          7,404
Indian Rayon and Industries Ltd.                                                                           .08
  (Global Depositary Receipts)                                          597,000            1,881
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                          2,155,200          1,804
Indo Gulf Fertilisers and Chemicals Corp. Ltd.                                                             .02
  (Global Depositary Receipts)                                          1,770,900          947
Industrial Credit and Investment Corp. of India Ltd.                    3,176,760          5,857           .05
Ispat Industries Ltd. 3.00% convertible Eurobond
  April 1, 2001                                                         4,624,000          2,220
Ispat Industries Ltd., 3.00% convertible bond April 1,2001                                                 .04
  (acquired 3/1/94, cost: $6,258,000) (1)                               6,375,000          3,060
I.T.C. Ltd.                                                             13,247             204
Madras Cements  Ltd.                                                    22,000             1,859           .02
Mahanagar Telephone Nigam Ltd.                                          22,903,000         96,593
Mahanagar Telephone Nigam Ltd.                                                                             .85
  (Global Depositary Receipts)                                          802,700            8,408
Mahindra & Mahindra Ltd.                                                2,658,516          13,524
Mahindra & Mahindra Ltd. (Global Depositary Receipts)                   958,333            4,193
Mahindra & Mahindra Ltd. 5.00% convertible bond                                                            .18
  July 9,2001 (acquired 7/3/96; cost: $5,952,000)                       5,954,000          4,972
Master Gain Scheme (2)                                                  177,000            42
Max India Ltd                                                           315,377            1,030
Max India Ltd. 12.50% nonconvertible debenture                                                             .01
  March 2, 2004                                                         $41,957            156
Motor Industries Co. Ltd. (3)                                           201,855            18,301          .15
Nicholas Piramal India Ltd. (9)                                         1,885,700          15,034          .12
Niko Resources LTD C$ (2) (3)                                           1,000,000          2,962           .02
Ranbaxy Laboratories Ltd.                                               1,591,950          20,595
Ranbaxy Laboratories Ltd. (Global Depositary Receipts)                  874,525            13,861          .28
Raymond Woollen Mills Ltd. (5)                                          931,800            1,764
                                                                                                           .04
Raymond Woollen Mills Ltd. (Global Depositary Receipts) (9)             1,083,000          3,358
Reliance Industries Ltd.                                                15,251,000         51,630
                                                                                                           .45
Reliance Industries Ltd. (Global Depositary Receipts)                   657,150            4,288
Sundaram Finance Ltd.                                                   38,400             213
Tata Engineering and Locomotive Co. Ltd.                                4,577,400          17,920
Tata Engineering and Locomotive Co. Ltd.                                                                   .26
   (Global Depositary Receipts)                                         4,960,191          14,508
United Phospherous Ltd.                                                 822,700            1,957
                                                                                                           .02
United Phospherous Ltd. (Global Depositary Receipts)                    358,964            898
Videsh Sanchar Nigam Ltd.                                               986,800            21,929
                                                                                                           .22
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)                  473,700            5,069
Zee Telefilms Ltd. (3)                                                  1,010,200          10,986          .09
                                                                                           ----------      ----------
                                                                                           697,895         5.64
                                                                                           ----------      ----------

Indonesia - 1.20%
PT Aneka Tambang                                                        18,871,000         1,952           .02
APP Fin (VII)Maur Convertible 144A 3.50% 04-30-03 (1)
  April 30, 2003 (acquired 4/23/98, cost: $6,180,000)                   6,180,000          4,867           .04
Asia Pacific Resources International Holdings Ltd.,
  Class A (2)                                                           2,420,969          4,388           .04
Asia Pulp & Paper Co, Ltd. (American Depostary Receipts)                2,514,000          28,282          .23
PT Astra International Inc.                                             65,123,500         4,491           .04
PT Bank International Indonesia                                         10,231,459         212
PT Bank Internasional Indonesia , warrants,
  expire January 17, 2000 (2)                                           909,462            4
PT BAT Indonesia                                                        530,000            841             .01
Gulf Indonesia Resources Ltd,(2)                                        482,500            5,549           .05
PT Hanjaya Mandala Sampoerna                                            29,535,000         4,125           .03
PT Indah Kiat Pulp/Paper Corp.                                          158,800,000        30,939          .25
PT Indofood Sukses Makmur                                               61,335,200         6,133           .05
PT Indo-Rama Synthetics                                                 26,315,500         2,087           .02
PT International Nickel Indonesia                                       5,069,500          2,727           .02
PT Jaya Real Property                                                   1,549,000          19              .00
PT Lautan Luas Tbk                                                      3,158,000          207             .00
PT Lippo Bank                                                           18,584,000         961             .01
PT Mayora Indah                                                         3,205,500          133             .00
PT Modern Photo Film Co.                                                10,500,800         597             .00
PT Mulia Industrindo                                                    7,175,572          124             .00
PT Pabrik Kertas Tjiwi Kimia                                            11,653,272         1,487           .01
Perusahaan Perseroan (Persero) PT Indonesian
  satellite Corp.                                                       3,683,500          4,369
Perusahaan Perseroan (Persero) PT Indonesian                                                               .19
  Satellite Corp. (American Depositary Receipts)                        1,757,980          19,557
Perusahaan Perseroan (Persero) PT Telekomunikasi
  Indonesia, Class B                                                    42,093,500         12,120
Perusahaan Perseroan (Persero) PT Telekomunikasi                                                           .13
  Indonesia, Class B (American Depositary Receipts)                     729,000            4,237
PT PP London Sumatra Indonesia                                          12,000,000         952             .01
PT Ramayana Lestari Sentosa Tbk                                         4,314,000          342             .00
PT Semen Gresik                                                         6,633,500          3,843           .03
PT Tambang Timah (Persero),                                             2,069,000          945
PT Tambang Timah  (Persero)                                                                                .02
  (Global Depositary Receipts)                                          440,270            1,959
PT United Tractors                                                      3,915,000          122             .00
                                                                                           ----------      ----------
                                                                                           148,571         1.20
                                                                                           ----------      ----------


Kazakhstan  - 0.03%

JSC Kazkommertsbank (American Depositary Receipts)                      154,000            3,273           .03
  (acquired 9/10/97, cost: $4,024,000)  (1)(2)                                             ------------    ----------




Malaysia  - 0.89%

Commerce Asset-Holding Bhd.                                             5,487,240          2,064           .02
Guinness Anchor Bhd.                                                    6,975,000          7,448           .06
Hap Seng Consolidated Bhd.                                              12,058,000         6,438           .05
Hong Leong Credit Bhd.                                                  1,833,600          1,246
Hong Leong Credit Bhd.,                                                                                    .01
 warrants, expire December 27, 2001 (2)                                 174,400            14
Genting Intl PLC(2)                                                     6,864,000          721             .01
IJM Corp. Bhd.                                                          9,902,714          2,644           .02
IOI Corp. Bhd.                                                          18,316,000         9,201           .08
Leader Universal Holdings Bhd.                                          8,965,000          1,349           .01
Malaysian Airline System Bhd.                                           2,291,000          762             .01
Malaysian Pacific Industries Bhd                                        1,116,000          1,327           .01
Nestle (Malaysia) Sdn. Bhd.                                             4,765,000          21,741          .18
Oriental Holdings Bhd.                                                  3,497,120          5,856           .05
O.Y.L. Industries Bhd.                                                  453,000            990             .01
PPB Oil Palms BHD                                                       4,589,000          3,007           .02
Rothmans of Pall Mall (Malaysia) Bhd.                                   1,676,000          11,694          .09
Sime Darby Bhd.                                                         23,549,000         16,345          .13
Sime UEP Properties Bhd.                                                3,017,000          1,743           .01
Star Publications                                                       1,516,000          1,280           .01
Technology Resources Industries Bhd.                                    615,000            425
UMW Holdings Bhd.                                                       7,147,359          3,226           .03
UMW Holdings Bhd., warrants, expire January 26, 2000                    575,159            39              .07
YTL Corp.                                                               12,065,000         9,135           .01
YTL Power International Bhd. (1) (2)                                    3,152,000          1,729

                                                                                           ----------      ----------
                                                                                           110,424         .89
                                                                                           ----------      ----------
Mauritius  - 0.06%
State Bank of Mauritius                                                 10,927,000         7,315           .06
                                                                                           ----------      ----------

Mexico  - 9.31%
Apasco, SA de CV                                                        1,647,576          8,718           .07
Carso Global Telecom, SA de CV                                          2,980,000          9,461           .08
Cemex, SA de CV, Class A                                                2,956,762          11,133
Cemex, SA de CV, Class B                                                9,242,251          40,667
Cemex, SA de CV, Class B (American Depositary Receipts)                 755,792            6,566
                                                                                                           .69
Cemex, SA de CV, ordinary participation certificates                    7,275,597          27,353
Cemex , SA de CV, ordinary particiaption certificates
(American Depositary Receipts)                                          23,892             179
Cifra, SA de CV, Class C(3)                                             34,106,334         47,415
Cifra, SA de CV, Class V (2)(3)                                         70,315,202         105,743
Cifra, SA de CV, Class V
 (American Depositary Receipts) (2) (3)                                 1,240,543          18,298          1.39
Coca-Cola FEMSA, SA de CV, Class L
  (American Depositary Receipts)                                        989,400            17,191          .14
Consorcio International Hospital, SA de CV, preferred
preferred (acquired 9/25/97, cost: $4,533,000)  (1) (2)                 22,665             4,533           .04
Grupo Carso, SA de CV, Class A, ordinary
  participation certificates                                            1,828,100          7,698           .06
Grupo Casa Autrey, SA de CV (American Depositary Receipts)              810,000            5,265           .04
Grupo Financiero Banamex Accival, SA de CV, Class B (2)                 5,019,675          9,785
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                 6,961,238          11,477
Grupo Financiero Banamex Accival, SA de CV,
  7.00% convertible Eurobonds December 15, 1999                         103,000            101             .17
Grupo Financiero Banamex Accival, SA de CV,
  11.00% convertible July 15,  2003
   (acquired 7/12/96, cost:  $351,000)(1)                               $ 371,000          377
Grupo Financiero Bancomer, SA de CV, Class B                            37,100,000         13,845
Grupo Financiero Bancomer, SA de CV., Series L2 25.387%                                                    .12
  convertible subordinated debentures May 16, 2002                      MXN5,750,000       713
Grupo Financiero BBV-Probursa, SA de CV, Class B (2)                    41,464,331         5,266           .04
Grupo Industrial Emprex, Class B
  (formerly Fomento Economico Mexicano, SA de CV) (2)                   1,980,400          62,383          .51
Grupo Industrial Maseca, SA de CV, Class B
  (American Depositary Receipts)                                        1,064,700          11,845          .10
Grupo Mexico, SA de CV, Class L (2)                                     4,862,500          13,352          .11
Grupo Televisa, SA, ordinary participation certificates (2)             263,000            4,922
Grupo Televisa, SA, ordinary participation certificates
  (American Depositary Receipts) (2)                                    1,306,599          49,161          .44
Kimberly-Clark de Mexico, SA de CV, Class A,
  ordinary participation certificates                                   21,833,300         77,585
                                                                                                           .64
Kimberly-Clark de Mexico, SA de CV, Class B                             350,000            1,821
Pepsi-Gemex, SA de CV, ordinary participation certificates
  (Global Depositary Receipts)                                          662,000            7,985           .07
Telefonos de Mexico, SA de CV, Class A                                  9,137,500          21,884
Telefonos de Mexico, SA de CV, Class A
   (American Depositary Receipts)                                       71,000             166
Telefonos de Mexico, SA de CV, Class L                                  13,706,250         32,979
Telefonos de Mexico, SA de CV, Class L                                                                     4.43
    (American Depositary Receipts)                                      10,252,275         492,750
TV Azteca SA de CV, (American Depositary Receipts)                      1,993,800          21,558          .17
                                                                                           ----------      ----------
                                                                                           1,150,175       9.31
                                                                                           ----------      ----------
Morocco  - 0.31%
Banque Commerciale du Maroc                                             35,443             3,506           .03
Cimenterie de l'Oriental, Class A                                       100,641            11,165          .09
ONA SA                                                                  56,000             6,782           .05
Societe des Brasseries du Maroc                                         23,432             7,955           .07
Wafabank, Class A                                                       72,000             8,653           .07
                                                                                           ----------      ----------
                                                                                           38,061          .31
                                                                                           ----------      ----------

Pakistan  - 0.15%
Chakwal Cement Co. Ltd. (Global Depositary Receipts) (2)                891,111            -               .00
Engro Chemical Pakistan Ltd.                                            4,545,490          4,883           .04
Hub Power Co. Ltd.  (Global Depositary Receipts)                        1,263,328          8,211           .07
Pakistan Telecommunication Corp.
  (Global Depositary Receipts)                                          150,900            4,980           .04
                                                                                           ----------      ----------
                                                                                           18,074          .15
                                                                                           ----------      ----------

Peru  - 1.60%
Cementos Lima SA                                                        641,888            12,007          .10
Compania de Minas Buenaventura SA, Class B                              111,975            735
Compania de Minas Buenaventura SA, Class B
  (American Depositary Receipts)                                        1,166,298          15,307          .17
Compania de Minas Buenaventura SA, Class T                              963,000            5,381
Credicorp Ltd.                                                          5,152,591          75,678          .61
Minsur SA-Trabajo                                                       3,482,386          6,882           .06
Ontario-Quinta (acquired 8/15/94, cost: $12,900,000) (1)                7,224,130          7,737           .06
Telefonica del Peru,
 Class B (American Depositary Shares)                                   3,603,000          73,636          .60
                                                                                           ----------      ----------
                                                                                           197,363         1.60
                                                                                           ----------      ----------

Philippines  - 2.33%

Ayala Corp., Class B                                                    50,728,110         13,140
Ayala Corp., Class B (Global Depositary Shares)                         1,158,696          2,456           .13
Ayala Land, Inc.                                                        117,524,133        33,983
Ayala Land, Inc.,6.00% convertible bond  March 19, 2002                 PHP260,000,000     4,386           .31
Bacnotan Consolidated Industries, Inc.                                  567,100            417
Bacnotan Consolidated Industries, Inc., 5.50% convertible
  bond June 21, 2004 (acquired 6/8/94, cost: $4,484,000) (1)            $4,500,000         1,575           .02
Bank of the Philippine Islands                                          5,211,800          10,675          .09
Bayan Telecommunications Holding Corp.
  (acquired 2/12/98, cost: $81,000) (1) (2)                             32,281             78
Bayan Telecommunications Holding Corp. convertible
preferred (acquired 12/22/97, cost: $9,000,000)  (1) (2)                180,000            9,000           .07
Benpres Holdings Corp. (Global Depositary Receipts) (2)                 5,815,194          14,538          .12
C&P Homes, Inc. (2)                                                     47,656,450         2,411           .02
Fil-Estate Land, Inc. (2)                                               25,300,000         658             .01
Fortune Cement Corp. (2)                                                42,335,625         2,244           .02
HI Cement Corp.                                                         33,051,900         2,070           .01
International Container Terminal Services, Inc. (2)                     13,022,392         1,491
International Container Terminal Services, Inc.,
  6.00% convertible bond February 19,2000                                                                  .03
  (acquired 2/18/93, cost: $4,000,000) (1)                              $4,000,000         2,400
JG Summit Holdings, Inc., Class B                                       21,119,513         916
JG Summit Holdings, Inc., Class B
  (Global Depositary Shares)                                            20,000             82              .05
JG Summit Holdings, Inc., 3.50% convertible bond
   December 23,2003 (acquired 12/9/93, cost: $9,870,000) (1)            $9,870,000         5,182
Keppel Philippines Holdings, Inc., Class B (2)                          44,893             1               .00
Manila Electric Co., Class B                                            5,076,507          13,456          .11
Metropolitan Bank and Trust Co.                                         2,698,070          15,928          .13
Petron Corp. (2)                                                        8,381,074          889             .01
Philippine Airlines Inc. (2)                                            53,811,255         -               .00
Philippine Long Distance Telephone Co., ordinary (2)                    172,500            3,949
Philippine Long Distance Telephone Co., ordinary
  (American Depositary Shares)                                          3,740,516          84,629          .75
Philippine Long Distance Telephone Co., convertible
  preferred, Series III (Global Depositary Shares)                      87,000             4,002
Philippine National Bank (2)                                            530,208            633             .00
PR Holdings, Inc., subscription rights
  (acquired 7/8/92, cost: $9,835,000) (1) (2)                           2,236,600          -               .00
San Miguel Corp., Class B                                               27,858,852         36,921          .30
SM Prime Holdings, Inc.                                                 99,467,000         15,819          .13
Southeast Asia Cement Holdings, Inc. (2)                                68,088,782         574             .00
Universal Robina Corp.                                                  29,809,400         3,053           .02
                                                                                           ----------      ----------
                                                                                           287,556         2.33
                                                                                           ----------      ----------

Poland  - 1.27%
@ Entertainment (2)                                                     192,000            2,112
@ Entertainment (1)(2)                                                  461,000            5,071           .06
Bank Handlowy  W Warszawie SA                                           1,577,920          30,114
Bank Handlowy w Warszawie SA                                                                               .36
  (Global Depositary Receipts)                                          790,072            15,090
Bank Rozwoju Exportu SA                                                 604,700            16,400          .13
Bank Rozwoju Exportu, Rights, expire July 10,1998 (2)                   604,700            174
Bid Bank GDANSKI SA
  (formerly Bank Inlcjatyw Gospodarczych BIG SA)                        1,907,948          2,546           .02
Elektrim SA                                                             2,610,325          31,838
Elektrim SA, 2.0% convertible bond May 30, 2004                         DEM9,727,000       6,848           .31
Exbud SA (2) (3)                                                        634,193            7,644           .06
KGHM Polska Miedz (Global Ddepositary Receipts)                         3,182,600          25,698          .21
Optimus SA                                                              178,900            3,594           .03
Polifarb Cieszyn Wroclaw                                                1,967,667          5,082           .04
Zaklady Metali Lekkich Kety SA (2)                                      292,680            4,410           .04
Zaklady Piwowarskie w Zywcu SA (3)                                      7,262              875             .01
                                                                                           ----------      ----------
                                                                        24,085,967         157,496         1.27
                                                                                           ----------      ----------
Portugal  - 1.63%
Portugal Telecom ,SA                                                    1,703,105          90,278
Portugal Telecom, SA (American Depositary Receipts)                     951,500            50,370          1.14
TELECEL - Comunicacoes Pessoais, SA                                     344,300            61,145          .49
TVI-Televisao Independente, SA non voting preferred (2) (3)             26,375             26              .00
                                                                                           ----------      ----------
                                                                                           201,819         1.63
                                                                                           ----------      ----------

Russian Federation  - 3.76%
AO Mosenergo Power Generation and Electrification
   Amalgamation                                                         45,000,000         2,250
AO Mosenergo Power Generation and Electrification                                                          .19
   Amalgamation (American  Depositary Shares)                           3,418,800          17,094
AO Mosenergo Power Generation and Electrification
  Amalgamation (Russian Depositary Trust Certificate)                   750                3,750
Ao Torgovy Dom Gum (Russian Depoitary Trust Certificate)                270                4,050           .03
Avalon Oil PLC (2)  (9)                                                 5,068,000          3,047           .02
Global Tele-Systems Ltd.,(acquired 2/2/96,
   cost: less than $1,000) (1) (2)                                      2,225,042          104,132         .84
Irkutskenergo (Russian Depositary Trust Certificate)                    685                13,426          .11
JSC Moscow City Telephone Network (MGTS) (2)                            3,200              1,184
JSC Moscow City Telephone Network (MGTS)
  (Russian Depositary Trust Certificate) (2)                            1,111              20,554          .18
Kamaz (2)                                                               4,345,000          1,521           .01
Lenenergo                                                               28,336,800         11,476          .09
LUKoil Holding  (American Depositary Receipts)                          1,593,700          53,548          .43
New Century Capital Partners, LP
  (acquired 12/7/95,cost: $5,492,000) (1)(2)(5)                         5,256,300          5,492           .05
Nizhny Novgorod Sviazinform
  (Russian Depositary Trust Certificate) (2)                            70                 3,675           .03
Ramco Energy PLC (5)                                                    1,417,000          16,089          .13
RAO Gazprom, (American Depositary Receipts)                             1,606,630          17,793
RAO Gazprom  (American Depositary Receipts)
  (acquired 10/21/96, cost:$38,674,000) (1) (3)                         2,322,800          25,725          .35
Russian Telecommunications Development Corp.
  (acquired 12/22/93, cost: $3,800,000) (1)(2)                          380,000            1,900
Russian Telecommunications Development Corp.,
nonvoting ordinary (acquired 12/22/93,                                                                     .04
cost: $6,200,000)  (1)(2)                                               620,000            3,100
St. Petersburg Telephone Network JSC (2)                                12,913,020         7,851           .06
Star Mining Corp (2)                                                    18,884,400         70.00
StoryFirst Communications Inc., Class B, Senior
  convertible preferred (acquired 10/14/97,
  cost: $14,848,000) (1) (2) (3)                                        10,383             14,848          .12
Unified Energy Systems of Russia                                        1,030,329,500      132,913
Unified Energy System of Russia                                                                            1.08
  (Global Depositary Receitps)                                          1,800              24
Xavier Corp US$ (2) (3)                                                 1,350,000          -               .00
                                                                                           ----------      ------------
                                                                                           465,512         3.76
                                                                                           ----------      ------------

Slovakia  - 0.09%
VSZ, AS (5)                                                             1,141,427          9,425           .09
                                                                                           ----------      ------------

South Africa  - 4.48%
African Oxygen Ltd.                                                     6,811,139          11,447          .09
Bidvest Group Ltd.(2)                                                   1,830,860          13,924          .11
Coronation Holdings Ltd., Class N (2)                                   2,555,338          38,223
Coronation Holdings Ltd. (2)                                            555,400            8,588           .38
Ellerine Holding Ltd.                                                   2,806,465          15,329          .12
Energy Africa Ltd.(2)                                                   2,294,500          7,616           .06
Gencor LTD                                                              6,725,000          10,342          .08
Hudaco Industries Ltd.                                                  1,452,000          2,367           .02
International  Pepsi-Cola Bottler Investments
  (aquired 12/18/95, cost:  $9,900,000) (1)(2)(3)(5)                    100,000            10,000          .08
Iscor Ltd.                                                              113,116,268        21,292          .17
JD Group Ltd.                                                           3,580,723          24,012          .19
Malbak Ltd.                                                             4,609,076          3,099           .03
Metro Cash and Carry Ltd.                                               39,012,623         24,588          .20
Nasionale Pers Beperk N, Class N                                        5,466,000          35,828          .29
New Clicks Holding Ltd.                                                 684,267            857             .01
Rembrandt Group Ltd.                                                    3,237,000          20,129          .16
Sage Group Ltd.                                                         1,570,000          6,597           .05
Sasol Ltd.                                                              22,930,686         132,381         1.07
South African Capital Growth Fund, LP, Class A
  (acquired 8/25/95, cost: $1,765,000)  (1) (5)                         1,900              2,464
South Africa Capital Growth Fund, LP, Class D                                                              .18
  (acquired 8/25/95, cost: $12,681,000)  (1) (5)                        13,650             17,707
South African Breweries Ltd.                                            6,081,338          124,693         1.01
South African Druggist Ltd.(3)                                          4,798,839          22,260          .18
                                                                                           ----------      ----------
                                                                                           553,743         4.48
                                                                                           ----------      ----------
South Korea  - 2.04%
Anam Industrial Co. Ltd. (2)                                            634,872            1,492           .01
Daehan Asia Trust (International Depositary Receipts)                   2,820              1,094           .01
Daehan Korea Trust (International Depositary Receipts)                  500                97              .00
Daewoo Securities Co., Ltd., nonvoting preferred                        102,440            125
Daewoo Securities Co., Ltd.,ordinary  (2)                               678,502            2,526           .02
Hansol Paper Co., Ltd.                                                  718,160            3,407           .03
Hyundai Motor Co.                                                       1,486,690          15,084
Hyundai Motor Co., nonvoting preferred
  (Global Depositary Receipts)                                          1,188,250          2,228           .14
Korea Electric Power Corp.                                              2,340              25              .00
Korea Industrial Leasing Co., Ltd. (2)                                  241,000            99              .00
Korea Pacific Trust
 (International Depositary Receipts) (2)                                3,000              1,320           .01
Korea Zinc Co. Ltd.                                                     474,070            3,703           .03
LG Electronics Inc., non-voting preferred
  (Global Depositary Receipts)                                          311,710            475             .01
LG Securities Ltd., preferred (2)                                       235,890            158             .00
LG Semiconductor Co. (2)                                                438,680            3,426           .03
Mirae Co                                                                74,727             124             .00
Pohang Iron & Steel Co., Ltd. (2)                                       77,740             2,576           .02
Samsung Display Devices                                                 908,911            24,879
Samsung Display Devices  0.5% convertible Eurobonds
 April 12, 2002                                                         $770,000           805             .21
Samsung Electronics Co., Ltd., nonvoting preferred                      156,813            1,889
Samsung Electronics Co., Ltd., nonvoting preferred
  (Global Depositary Shares)                                            485,468            4,127           1.15
Samsung Electronics Co., Ltd.                                           3,166,306          98,225
Samsung Electronics Co., Ltd.(Global Depositary Shares)                 2,427,235          38,533
Samsung Fire & Marine Insurance (2)                                     31,071             5,194           .04
Seoul Asia Index Trust (2)
 (International Depositary Receipts)                                    80                 180             .00
Shinhan Bank (2)                                                        32,000             107             .00
SK Telecom Co., Ltd.                                                    63,426             29,128
SK Telecom Co., Ltd. (American Depositary Receipts)                     1,964,982          10,930          .33
Yukong Ltd., warrants, expire June 18, 1999 (2)                         8,000              137             .00
                                                                                           ----------      ----------
                                                                                           252,093         2.04
                                                                                           ----------      ----------


Sri Lanka  - 0.06%
Asian Hotels Corp. Ltd.                                                 12,215,000         888             .01
Development Finance Corp of Ceylon (3)                                  1,788,861          3,695           .03
National Develpoment Bank of Sri Lanka                                  1,296,600          2,480           .02
                                                                                           ----------      ----------
                                                                                           7,063           .06
                                                                                           ----------      ----------


Taiwan  - 6.49%
Acer Computer Intl.                                                     1,639,500          574             .00
Acer Peripherals Inc.                                                   13,931,406         16,060          .13
Advanced Semiconductor Engineering, Inc. (2)                            54,827,766         93,372
Advanced Semiconductor Engineering,  Inc.
  (Global Depositary Receipts) (2)                                      482,790            4,285           .79
ASE Test Ltd (2)                                                        1,760,700          54,582          .44
Asia Cement Corp.                                                       24,831,048         23,132          .19
Asia Corporate Partners Fund, Class B
  (acquired 3/12/96; cost: $20,027,000) (1)(2)(5)                       40,000             18,873          .15
Asustek Computer Inc. (2)                                               16,977,500         138,880         1.12
Cathay Construction Co. Ltd.                                            18,804,400         13,193          .11
China Steel Corp.                                                       8,097,500          5,445           .04
Compal Electronics (2)                                                  28,527,800         76,819          .62
Delta Electronics Inc., 0.50% convertible bond
  March 6,2004 (acquired 2/27/97, cost: $4,247,000) (1)                 4,232,000          4,507           .04
Lite-on Technology                                                      19,338,220         18,015          .15
Nan Ya Plastics Corp.,1.75% Eurobond July 19, 2001                      $1,850,000         1,956           .02
Primax Electronics Ltd.                                                 8,530,056          16,637          .14
 Seres Capital (Cayman Islands)
  (acquired 3/12/96; cost:$25,000) (1)(3)                               2                  25
Seres Capital (Cayman Islands), nonvoting
  (acquired 3/12/96; cost: $125,000) (1)(3)                             8.00               125             .00
Siliconware Precision Industries Co., Ltd.                              4,624,000          6,717           .06
Taiwan Mask Corp. (2)                                                   5,448,038          14,591          .12
Taiwan Semiconductor Manufacturing Co. Ltd,                             137,259,465        283,701
Taiwan Semiconductor Manufacturing Co. Ltd,
  convertible Eurobonds July 3, 2002 (acquired 7/4/97,                                                     2.30
cost: $1,044,000) (1)(2)                                                $ 1,000,000        1,103
Ton Yi Industrial Corp. (2)                                             3,977,631          2,605           .02
Unicap Electronics Industrial Corp. (2)                                 431,222            596             .00
Wus Printed Circuit Co., Ltd.                                           1,431,430          2,605           .02
Yangming Marine Transport Corp. (2)                                     6,890,800          4,313           .03
                                                                                           ----------      ----------
                                                                                           802,711         6.49
                                                                                           ----------      ----------

Thailand  - 0.45%
Bangkok Bank PCL(2)                                                     16,237,460         20,104          .16
Bank of Ayudhya PCL                                                     654,000            84              .00
Charoen Pokphand Feedmill PCL(2)                                        1,509,900          1,258           .01
Dusit Thani PCL (2)                                                     990,000            943             .01
Electricity Generating Authority of Thailand (2)                        10,180,817         15,878
Electricity Generating Authority of Thailand
  Local Registered (2)                                                  8,130              10              .13
Post Publishing PCL (2)(3)                                              2,525,000          2,465           .02
PTT Exploration and Production PCL (2)                                  1,302,500          9,924           .08
Serm Suk PCL (2)                                                        210,166            1,501
Serm Suk PCL, local registered (2)                                      64,960             309             .02
Siam Commercial Bank PCL                                                1,109,466          357
Siam Commercial Bank, warrants (2)                                      277,366            -               .00
Swedish Motors Corp. PCL (2)                                            1,608,100          92              .00
Thai Farmers Bank PCL                                                   1,182,010          1,048
Thai Farmers Bank PCL
  warrants, expire September 15, 2002 (2)                               147,851            9               .01
Thai Glass Industries PCL                                               1,272,200          2,029           .01
  Wattachak 3.50% convertible bond December 6, 2003 (2)                 $6,400,000         -               .00
                                                                                           ----------      ----------
                                                                                           56,011          .45
                                                                                           ----------      ----------
Turkey  - 6.04%
Adana Cimento Sanayii TAS, Class A (3) (4)                              302,959,339        11,267
Adana Cimento Sanayii, TAS, Class C (3)                                 104,042,945        498             .10
Aktas Elektrik Ticaret AS                                               37,154,868         19,540          .16
Ege Biracilik ve Malt Sanayii AS                                        181,448,538        21,470          .17
Erciyas Biracilik ve Malt Sanayii AS                                    155,582,000        23,670          .19
Eregli Demir ve Celik Fabrikalari TAS(2) (3)                            364,422,000        56,810          .46
Koc Holding AS, ordinary                                                319,991,538        62,505          .50
Migros Turk TAS                                                         43,223,363         42,215          .34
Nergis Holding                                                          99,999,960         8,640           .07
Netas Northern Electric Telekomunikasyon AS (2)                         33,819,300         9,020           .07
Petrol Ofisi AS                                                         200,648,437        51,253          .41
Trakya Cam Sanayii AS (3)                                               564,604,574        23,330          .19
Turkiye Garanti Bank AS(2)                                              910,240,000        41,886          .34
Turkiye Is Bankasi AS                                                   4,213,583,149      170,152         1.38
Turkiye Sise ve Cam Fabrikalari AS  (9)                                 1,391,502,947      45,998          .37
Yapi Kredi Bankasi AS (3)                                               6,224,535,060      158,998         1.29
                                                                                           ----------      ----------
                                                                                           747,252         6.04
                                                                                           ----------      ----------
Ukraine - 0.07%
JKX Oil & Gas PCL(2) (3)                                                10,230,233         6,150
JKX Oil & Gas PLC, 7.00% convertible bond June 30, 2001
  (acquired 6/6/96 , cost: $2,000,000) (1), (3)                         2,000,000          2,000           .07

                                                                                           ----------      ----------
                                                                                           8,150           .07
                                                                                           ----------      ----------
Venezuela - 0.42%
Compania Anonima Nacional Telefonos de Venezuela
   (CANTV), Class D (American Depositary Receipts)                      2,092,000          52,300          .42
                                                                                           -------------   ------------

Vietnam - 0.03%
Vietnam Frontier Fund
  (acquired 7/21/94, cost: $2,293,000) (1)(2)(5)                        222,610            1,113           .01
Vietnam Investment Fund, preferred, units
  (acquired 8/4/94, cost: $3,206,000) (1)(2)(5)                         30                 3,206
Vietnam Investment Fund, ordinary, units
  (acquired 8/4/94, cost: less than $1,000) (1)(2)(5)                   6                  --              .02
                                                                                           ----------      ----------
                                                                                           4,319           .03
                                                                                           ----------      ----------


Multi  National  - 2.55%
Aminex PLC (acquired 8/1/97, cost: $3,856,000) (1) (2) (5)              3,250,000          2,551           .02
Argosy Mining Corp (2)                                                  424,462            66              .00
Armada Gold Corp C$ (2) (5)                                             5,315,000          905             .01
Armada Gold Corp. 10.00% convertible bond July 8,2004 (9)               CAD800000          380             .00
Billiton PLC                                                            18,156,778         36,079          .29
Cie. Financiere pour l'Europe Centrale SA
 (Global Depositary Receipts) (2)                                       103,195            1,419           .01
Diamondworks Ltd (2)                                                    4,000,000          3,786           .03
Diamondworks Ltd., warrants, expire July 15, 1998 (2)                   1,000,000          26              .00
Dragon Oil PLC (2)                                                      6,515,200          4,569           .04
Freeport-McMoRan Copper & Gold Inc., Class A                            90,000             1,282           .01
Glencar Mining (PLC) (2)                                                519,735            339             .00
Marchmont Gold C$ (2)                                                   148,380            10              .00
New Asia East Investment Fund Ltd., Class A
  (acquired 5/23/96, cost: $2,936,000) (1) (2)                          293,600            2,766
New Asia East Investment Fund Ltd., Class B                                                                .33
  (acquired 5/23/96, cost: $40,064,000) (1) (2)                         4,006,400          37,744
New Europe East Investment Fund Ltd., Class B
  (acquired 6/4/93, cost: $38,116,000) (1) (2)                          436                72,883          .59
Oliver Gold Corp (2)                                                    75,795             11.00           .00
Panamerican Beverages, Inc., Class A                                    4,062,800          127,724         1.03
Star Cruises PLC (2)                                                    6,944,200          13,263          .11
Sutton Resources LTD (2) (3)                                            1,844,500          9569.00
Sutton Resources Ltd., warrants, expire September 30, 1998 (2) (3)      155,000            158.00          .08
                                                                                           -------------   -----------
                                                                                           315,530         2.55
                                                                                           ----------      ----------

Miscellaneous  - 0.51%
  Equity securities in initial period of acquisition                                       62,788          .51
                                                                                           ----------      ----------

TOTAL EQUITY SECURITIES (cost: $10,925,487,000)                                            10,239,245      82.81
                                                                                           ----------      ----------



                                                                        Principal
                                                                        Amount
                                                                        (000)
BOND & NOTES

Argentina  - 1.93%
Republic of Argentina:
8.75% July 10,2002                                                      ARP15620           13,552          .11
9.75% September 19, 2027                                                2,930              2,718           .02
11.00% Octpber 9,2006                                                   37,575             39,642          .32
11.375% January 30, 2017                                                20,600             21,939          .18
11.75% February 12, 2007
  (acquired 1/29/97, cost: $33,035,000) (1)                             ARP33200           31,586          .25
11.75% February 12, 2007                                                ARP23700           22,548          .18
Bocon PIK 3.2052% April 1,2007 (4)                                      ARS8429            5,721           .05
Series L 6.6875% March 31, 2005 (4)                                     22,373             19,800          .16
Bonos Del Tesoro 8.75% May 9, 2002                                      74,750             71,199          .58
CEI Citicorp Holdings, Series B 11.25% February14, 2007                 ARS11675           9,692           .08
Republic of Argentina Bearer Bond,

                                                                                           ----------      ----------
                                                                                           238,397         1.93
                                                                                           ----------      ----------

Brazil - 0.59%
Federal Republic of Brazil:
  Capitalization Bond PIK 8.00% April 15, 2014                          23,552             17,311          .14
  6.6875% April 15,2012 (4)                                             21,750             15,143          .12
  6.875% April 15, 2012 (4)                                             1,500              1,044           .01
MYDFA Trust:
  6.5625% September 15, 2007
  (Acquired 10/2/96, cost: $13,346,000) (1) (4)                         5,355              12,361          .10
6.6875% September 15,2007                                               4,290              3,454           .03
NMB Series L 6.625% April 15, 2009 (4)                                  4,600              3,513           .03
Series EI-L 6.625% April 15, 2006 (4)                                   17,848             14,680          .12
Multicanal Participacoes SA Class B 12.625% June  18, 2004                                                 .00
MYDFA Trust 6.6875% September 15, 2007
  (acquired 10/2/96, cost: $13,797,000) (1) (4)                         5,000              5,000           .04
                                                                                           ----------      ----------
                                                                                           72,506          .59
                                                                                           ----------      ----------

Bulgaria  - 0.18%
Republic of Bulgaria:
  Interested Arrears bond 6.5625% July28, 2011                          5,050.00           3,623           .03
Front Loaded Interest Reduction Bond
  Series A 2.25% July28, 2012                                           28,525             19,005          .15
                                                                                           ----------      ----------
                                                                                           22,628          .18
                                                                                           ----------      ----------
Ecuador  - 0.03%
Republic of Ecuador Past Due Interest Bond 6.625%
  February 27, 2015 (4)                                                 6,676              3,835           .03
                                                                                           ----------      ----------
                                                                                           3,835           .03
                                                                                           ----------      ----------

India - 0.00%
Flex Industries Ltd. 13.50% December 31, 2004                           INR29,929          585             .00
                                                                                           ----------      ----------
                                                                                           585             .00
                                                                                           ----------      ----------

Indonesia - 0.21%

International Finance Co. 10.00% June 1, 2007                           1,950              1,521           .01
Indah Kiat International Finance:
  10.00% July 1, 2007                                                   9,375              6,656           .06
  11.875% June 6, 2002                                                  4,850              3,880           .03
Pindo Deli finance:                                                                                        .00
  10.25% October 1, 2002                                                4,825              3,390           .03
  10.75% October 1, 2007                                                14,290             10,039          .08
                                                                                           ----------      ----------
                                                                                           25,486          .21
                                                                                           ----------      ----------

Mexico  - 1.53%
Banco Nacional de Comercio Exterior, S.N.C.
  7.25% Februaary 2,2004                                                77,700             72,649          .59
Grupo Televisa, SA 0/13.25% May 15, 2008 (6)                            3,000              2,400           .02
Innova, S. de R.L. 12.875% Senior Notes due April 1, 2007               1,000              1,015           .01
Tubos de Acero de Mexico, SA 13.75% December 8, 1999
  (acquired 11/23/94, cost : $1,736,824)                                1,750              1,872           .01
United Mexican States Discount Bonds
  Series A unit 6.6938% December 31, 2019 (4)                           1,750              1,573           .01
  Series B 6.617% December 31, 2019(4)                                  1,000              899             .01
Series C 6.820% December 31, 2019 (4)                                   3,000              2,696           .02
Series D 6.6016% December 31, 2019 (4)                                  9,000              8,089           .06
United Mexican States Government
  8.625% March 12, 2008                                                 11,000             10,684          .09
  9.75% February 6, 2001                                                17,250             18,130          .15
  9.875% January 15, 2007                                               24,000             25,020          .20
  11.375% September 15, 2016                                            15,930             17,802          .14
  11.50% May, 2026                                                      23,675             26,883          .22
                                                                                           ----------      ----------
                                                                                           189,712         1.53
                                                                                           ----------      ----------


Panama  - 0.64%
Republic of Panama:
  8.875% September 30, 2007                                             500                473             .00
  Interest Reduction Bonds 3.75% July 17, 2014                                                             .00
  (acquired 11/08/95, cost : $7,894,000) (10 (4)                        13,864             10,398          .08
 Past Due Interest Bond :
  6.5625% July 17, 2016                                                 84,247             65,080          .53
  6.5625% July 17, 2016                                                                                    .00
  (acquired 6/21/96, cost: $2,938,000) (1) (4)                          4,271              3,300           .03
                                                                                           ----------      ----------
                                                                                           79,251          .64
                                                                                           ----------      ----------
Peru  - 0.35%
Front Loaded Interest Reduction Bond 3.25%
 3.25% March 7,2017 (acquired 8/5/96, cost : $6,404, 000) (1) (4)       10,900             6,153           .05
Past Due Interest Bonds:
  4.00% July 17, 2016                                                   47,750             29,725          .24
  4.00% July 17, 2016
 (acquired 3/7/97, cost: $14,761,000)(1)(4)                             22,235             13,841          .11
                                                                                           ----------      ----------
                                                                                           49,719          .40
                                                                                           ----------      ----------

Philippines  - 0.33%
Republic of Philippines
Front Loaded Interest Reduction Bond Series B 5.00%
  June 1, 2008                                                          14,250             12,611          .10
  8.75% October 7, 2016                                                 11,500             10,839          .09
  8.875% April 15, 2008                                                 17,750             16,973          .14
                                                                                           ----------      ----------
                                                                                           40,423          .33
                                                                                           ----------      ----------
Poland  - 0.15%
Republic of Poland Past Due Interest Bond 4.00%
October 27, 2014(4)                                                     17,000             15,334          .12
Poland Govt Bond PLN 14.0% 02-12-00                                     Pln12200           3,235           .03
                                                                                           ----------      ----------
                                                                                           18,569          .15
                                                                                           ----------      ----------


Russian Federation  - 0.05%
Russia 12.75% 06-24-28
  (acquired 6/18/98, cost: $896,000)                                    910                811             .01
Russia Principal Loan 6.625% due December 15,2020 (4)                   10,784             5,109           .04
                                                                                           ----------      ----------
                                                                                           5,920           .05

Korea  - 0.03%
Korea Development Bank:
  6.5% November 15, 2002                                                700                588             .01
  6.625% November 21, 2003                                              3,000              2,424           .02
  6.75% December 1, 2005                                                200                161
  7.375% September 17, 2004                                             700                577             .00
                                                                                           ----------      ----------
                                                                                           3,750           .03
                                                                                           ----------      ----------

Thailand  - 0.01%
Advance Agro PCL Senior Unsecured Notes 13.00%
  November 15, 2007 (acquired 11/19/97,
  cost: $1,127,000)                                                     1,250              1,244           .01
                                                                                           ----------      ----------
                                                                                           1,244           .01
                                                                                           ----------      ----------
Venezuela  - 0.87%
Republic of Venezuela
Front Loaded Interest Reduction
Series A Eurobonds 6.625% March 31, 2007 (4)                            10,071             8,369           .07
Series B Eurobonds 6.625% March 31, 2007 (4)                            9,428              7,835           .06
Debt Conversion Bonds:
  6.8125%  December 18, 2007 (4)                                        73,738             61,409          .50
  9.25% September 15, 2027                                              38,375             29,789          .24
                                                                                           ----------      ----------
                                                                                           107,402         .87
                                                                                           ----------      ----------


                                                                                           ----------      ----------
TOTAL BONDS AND NOTES (cost: $ 875,461,000)                                                859,427         6.95
                                                                                           ----------      ----------

SHORT-TERM SECURITIES

CORPORATE SHORT-TERM NOTES  - 7.19%

ABN-AMRO North America Finance Inc. 5.55% due 8/5/98                    46,800             $46,543         .38
American Express Credit Corp 5.57% due 8/21/98                          22,500             $22,321         .18
Arco British Ltd. 5.56% due 7/17-8/24/98                                29,800             29,636          .24
Bayer Corp. 5.53% due 7/7-7/14/98                                       52,400             52,328          .42
Canada Bills 5.52%-5.53% due7/15-8/14/98                                65,000             64,627          .52
Commerzbank U.S. Finance Inc. 5.55% due 7/1/98                          26,300             26,296          .21
Daimler-Benz North American Corp.5.55% due 7/9-7/21/98                  63,900             63,717          .52
Deutsche Bank Financial Inc.5.55%-5.56% due 7/6-7/23/98                 44,665             44,599          .36
Diageo Capital PLC 5.54%-5.55% due 7/24-9/4/98                          58,000             57,560          .47
France Telecom, SA 5.56% due 7/24/98                                    25,605             25,511          .21
Glaxo Wellcome PLC 5.53%-5.54% due 7/16/98                              50,000             49,875          .41
Lloyds Bank PLC 5.54% due 7/6/98                                        30,000             29,973          .24
National Australia Funding(Delaware) Inc. 5.56% due 9/17/98             35,000             34,574          .28
Novartis Finance Corp. 5.53%-5.60% due 7/8-8/24/98                      45,000             44,755          .36
Reed Elsevier Inc. 5.56% due 9/9-9/11/98                                51,000             50,435          .41
Repsol International Finance Corp. 5.53% due 7/22-8/10/98               55,000             54,729          .44
Societe Generale NA Inc. 5.55%-5.58% due 7/7-8/18/98                    29,000             28,826          .23
Svenska Handelsbanken Inc. 5.54% due 7/14-8/11/98                       51,200             50,984          .41
Telstra Corp. Ltd. 5.58%-5.59% due 7/30-8/17/98                         40,000             39,773          .32
Toyota Motor Credit Corp. 5.56%-5.58% due 8/21-8/27/98                  51,000             50,562          .41
Xerox Capital(Europe) PLC 5.57% due 8/13/98                             21,500             21,355          .17
                                                                                           ----------      ----------
                                                                                           888,979         7.19
                                                                                           ----------      ----------

Federal Agency Discount Notes  - 0.51%

Fannie Mae 5.45% due 8/24/98                                            47,700             47,302          .38
Freddie Mac 5.48%-5.50% due 7/2/98                                      15,400             15,395          .13
5.59%-5.72% due 7/2/98
                                                                                           ----------      ----------
                                                                                           62,697          .51
                                                                                           ----------      ----------
Certificates of Deposit  - 0.48%
Wsdeutch Landesbank Girozentrale 5.57% due 7/23/98                      30,000             30,000          .24
                                                                                           ----------      ----------


Non-U.S. Government -Short Term Obligations  - 2.02%
Polish Government Treasury Bills DUE 12/9/98-3/17/98                    PLZ388,830         98,895          .80
Turkey Government Teasury Bills due 7/15-11/4/98                        TRL45,092          150,321         1.22
                                                                                           ----------      ----------
                                                                                           249,216         2.02
                                                                                           ----------      ----------

Non-U.S. Currency  - 0.07%
Chilean Peso                                                            CHP175,049         374             .00
Taiwanese Dollar                                                        NT$288,403         8,396           .07
                                                                                           ----------      ----------
                                                                                           8,770           .07
                                                                                           ----------      ----------


TOTAL SHORT-TERM SECURITIES (cost:$1,282,630,000)                                          1,239,662       10.03
                                                                                           ----------      ----------
TOTAL INVESTMENT SECURITIES (cost: $13,083,356,000)                                        12,338,334      99.79

Net unrealized appreciation on foreign currency contracts (7)                              (3,795)         (.03)
Excess of cash and receivables over liabilities (6)
(excludes open foreign currency contracts)                                                 29,776          .24
                                                                                           ----------      ----------
NET ASSETS                                                                                 $12,364,315     100.00
                                                                                           ===========     ==========

1. Purchased in a private placement transaction: resale to the public may require registration, and no right to demand registration under U.S. law exists. As of June 30, 1998, the total  market value and cost of such securities was $545,554,000 and $453,196,000, respectively, and the market value represented 4.41% of net assets.  Such securities, excluding certain convertible bonds and
American Depositary Receipts, are valued at fair value.

2. Non- income-producing securities.

3.  The fund owns 5% or more or the outstanding voting securities of this company, which represents investment in an affiliate as defined in the Investment Company Act of 1940.

4. Coupon rate may change periodically.

5. Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.

6. Represents a zero coupon bond which will convert to a coupon-bearing security at a later date.

7.  Included in the excess of cash and receivables over liabilities is the net receivable related to open foreign currency contracts.  As of June 30, 1998, the net receivable consists of the following:

                 Contract Amount                    U.S. Valuation at 6/30/98
                -----------------------------     ------------------------------
                                                              Unrealized
                        Non-U.S.       U.S.        Amount    Appreciation
                         (000)        (000)        (000)    (Depreciation) (000)
-------------------------------------------------------------------------------

SALES:
Brazilian real expiring
  9/15/98 -10/27/98     BRL1,288,873    $1,044,673   $1,079,420    $(34,747)
British Pounds
  expiring 3/17/99      Gbp4,906        $7,920         $8,091       (171)
French francs
  expiring 3/17/99      FRF24,753       4,131          4,143        (12)
German deutschemarks
  expiring 3/17/99      DEM51,050       28,570         28,652       (82)
Malaysian Ringgits
  expiring 5/12/99      MYR 169, 253    38,909         36,512        2,397
Mexican Pesos
  expiring 10/13/98     MXN793,585      86,854         83,854        3,000
South African Rands
  expiring 1/12/99-6/22/9 ZAR1,506,514  278,290        236,722       41,568
Swiss Francs
  expiring 3/17/99      CHF6,225        4,400          4,201         199
Taiwan dollars
  expiring 8/31/98      TWD2,379,478    69,191         68,638        553
Venezuelan Bolivars
  expiring 1/13/99      VEB 11,325,315  17,949         14,470        3,479
                                                                    ------
PURCHASE:
Indonesian rupiah
  expiring 10/7/98 -
  2/9/99               IDR337,913,840   38,630         18,651       (19,979)
                                                                    --------
FOREIGN CURRENCY CONTRACTS - NET                                    $(3,795)
                                                                    =========
Non-U.S. Currency Symbols:

ARS - Argentine Peso
CAD - Canadian Dollar
CHF - Swiss Franc
CLP - Chilean Peso
DEM - German Deutsche Mark
FRF - French Franc
IDR - Indonesian Rupiah
INR - Indian Rupee
GBP - British Pound
MXN - Mexican Peso
MYR - Malaysian Ringgit
PHP - Philippine Peso
PLN - Polish Zloty
BRL - Brazilian Real
TRL - Turkish Lira
TWD - Taiwan Dollar
VEB - Venezuelan Bolivar
ZAR - South African Rand


See Notes to Financial Statements
EQUITY SECURITIES ADDED TO THE
PORTFOLIO SINCE DECEMBER 31,1997
--------------------------------
Aneka Tambang
APP Finance (VI) Mauritius
Argosy Mining
@ Entertainment
Billiton
CEN Geradoras
Compal Electronics
Eletricidade do Estado do Rio de Janeiro - CERJ
Empresa Paulista de Transmisao de Energia
 Eletrica - EPTE
Ergobank
EXBUD
Gener
Glencar Mining
KGHM Polska Mied'z
Laboratorio Chile
Legend Holdings
Lite-On Technology
Malaysian Pacific Industries
MATAV, Hungarian Telecommunications
Mirae
Niko Resources
PPB Oil Palms
PTT Exploration and Production
Qingling Motors
Semen Gresik
Star Cruises
Telecomunicacoes de Sao Paulo - Telesp Celular
Turkiye Garanti Bankasi


EQUITY SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE DECEMBER 31, 1997
-------------------------------------
Abacan Resource
Acer
Alphatec Electronics
Arab-Malaysian Finance
Ayudhya Jardine CMG Life Assurance
Banco Bansud
Bangkok Insurance
Beijing Datang Power Generation
Chilgener
China North Industries Investment
COFAP - Companhia Fabricadora de Pecas
Compania de Cemento Argos
Daegu Bank
Foodcorp
Gez Investments Holding
Hanil Bank
Harbin Power Equipment
Housing & Commercial Bank
Hyundai Electronics
K.R. Precision
LG Chemical
LG Industrial Systems
Lojas Arapua
Malayan Banking
MBf Capital
Mosel Vitelic
Nakhornthai Integrated Steels
Nedcor
New Straits Times Press (Malaysia)
PT Panin Bank
PT Panin Indonesia
Philippine Commercial International Bank
Renong
Resorts World
PT Semen Cibinong
Shanghai Diesel Engine
Sigma Alimentos
PT Sorini
Tanjong
PT Tigaraksa Satria
U-Ming Marine Transport
United Microelectronics
Zhenhai Refining & Chemical
Emerging Markets Growth Fund, Inc.

Financial Statements

Statement of Assets and Liabilities
at June 30, 1998                                        (dollars in thousands)
---------------------------------------------------------------------------------------
Assets:
   Investment securities at market (cost                                   $12,338,334
      $13,083,356)
   Cash                                                                    3,607
   Receivables for -
      Sales of investments                                $29,404
      Sales of fund's shares                              20,741
      Dividends and accrued interest                      70,208           120,353

                                                                           12,462,294

Liabilities:
   Non-U.S. taxes payable                                                  3,649
   Payables for -
      Purchases of investments                            42,290
      Unfunded capital commitments                        39,567
      Open forward currency contracts                     3,795
      Management services                                 6,422
      Accrued expenses                                    2,256            94,330

                                                                           97,979
Net Assets at June 30, 1998 -
   Equivalent to $46.05 per share on
   268,494,501 shares of $0.01 par value
   capital stock outstanding (authorized
   capital stock -- 400,000,000 shares)                                    $12,364,315

Emerging Markets Growth Fund, Inc.

Statement of Operations
For the Year Ended June 30, 1998
(dollars in thousands)

Investment Income:
   Income:
      Dividends                                           $211,314
      Interest                                            247,577          $458,891

   Expenses:
      Management services fee                             84,252
      Custodian fee                                       14,513
      Registration statement and prospectus               1,247
      Auditing and legal fees                             414
      Reports to shareholders                             41
      Taxes other than federal
         income tax                                       235
      Other expenses                                      2,793            103,495

   Income before non-U.S. taxes                                            355,396
   Non-U.S. taxes                                                          (4,677)

   Net investment income                                                   350,719

REALIZED LOSS AND UNREALIZED
   DEPRECIATION ON INVESTMENTS:
   Realized loss before non-U.S. taxes                    (43,286)
   Non-U.S. taxes                                         (2,504)

      Net realized loss                                                    (45,790)

   Net change in unrealized depreciation on
      investments                                         (4,655,464)
   Net change in unrealized depreciation
      on open forward currency contracts                  (3,342)

         Net unrealized depreciation                      (4,658,806)
         Non-U.S. taxes                                   14,837           (4,643,969)

      Net realized loss and unrealized
         depreciation on investments                                       (4,689,759)

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         $(4,339,040)


Emerging Markets Growth Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS
(DOLLARS IN THOUSANDS)

                                                             Year Ended June 30
                                                              1998            1997
                                                          ------------     -----------
OPERATIONS:
   Net investment income                                  $350,719         $276,260
   Net realized gain (loss) on investments                (45,790)         480,316
   Net unrealized appreciation
      (depreciation) on investments                       (4,643,969)      2,179,832

      Net increase (decrease) in net assets
         resulting from operations                        (4,339,040)      2,936,408

DIVIDENDS AND DISTRIBUTIONS PAID
   TO SHAREHOLDERS:
   Dividends from net
      investment income                                   (545,105)        (304,645)
   Distributions from net realized
      gain on investments                                 (722,874)        (160,065)

      Total dividends and
         distributions                                    (1,267,979)      (464,710)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold:
   52,680,219 and 37,177,633 shares,respectively          3,164,945        2,214,203
   Proceeds from shares issued in
      reinvestment of net investment
      income dividends and
      distributions of net realized
      gain on investments:
      24,142,868 and 7,713,936 shares,
      respectively                                        1,222,745        447,083

      Net increase in net assets
         resulting from capital share
         transactions                                     4,387,690        2,661,286

Total Increase (Decrease) in Net Assets                   (1,219,329)      5,132,984

Net Assets:
   Beginning of period                                    13,583,644       8,450,660

   End of period (including
      excess distributions over
      net investment income: $270,619
      and $39,274, respectively)                          $12,364,315      $13,583,644

EMERGING MARKETS GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

1. Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. The fund's investment objective is to seek long-term capital growth through investment in developing country equity securities. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Fund's Board.

As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot be readily determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund purchased forward currency contracts to hedge the foreign exchange exposure in certain securities held by the fund which are pegged to or denominated in various non-U.S. currencies. The forward currency contracts protect the fund against movements in these currencies against the U.S. dollar. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. Investing in securities of issuers in a variety of developing countries involves certain special investment risks, which may include investment and repatriation restrictions, currency volatility, government involvement in the private sector, limited investor information, shallow securities markets, certain local tax law considerations, and limited regulation of the securities markets.

Dividend income, and interest income, net realized gain and net unrealized gain of the fund derived in Chile are subject to certain non-U.S. taxes at rates of 20% and 35%, respectively. Interest income derived in Turkey is subject to non-U.S. tax at a rate of 13.2%. Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. Net realized gain and net unrealized gain of the fund derived in Venezuela are subject to certain non-U.S. taxes at rates between 15% and 34%. The fund provides for such non-U.S. taxes on investment income, net realized gain, and net unrealized gain.

3. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of June 30, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $768,688,000, of which $2,190,583,000 related to appreciated securities and $2,959,271,000 related to depreciated securities. During the year ended June 30, 1998, the fund realized, on a tax basis, a net capital gain of $370,514,000 on securities transactions. Net gains related to non-U.S. currency transactions of $164,264,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $13,449,588,000 at June 30, 1998.

4. The fee of $84,252,000 for management services was incurred pursuant to an agreement with Capital International, Inc. (CII), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued weekly, based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion. CII is owned by Capital Group International, Inc., which is a wholly owned subsidiary of The Capital Group Companies, Inc.

5. As of June 30, 1998, accumulated undistributed net realized loss on investments was $370,531,000 and additional paid-in capital was $13,752,774,000. The fund reclassified $36,959,000 from undistributed net investment income to additional paid-in capital and $47,862,000 from additional paid-in capital to undistributed net realized gain for the year ended June 30, 1998.

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,947,960,000 and $2,870,087,000, respectively, during the year ended June 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $14,513,000 includes $305,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended June 30, 1998, such non-U.S. taxes were $14,861,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and purchases and sales of non-U.S. equity securities and bonds, on a book basis, were $34,591,000 for the year ended June 30, 1998.

EMERGING MARKETS GROWTH FUND, INC.

FINANCIAL STATEMENTS
PER-SHARE DATA AND RATIOS
                                                                         Year Ended June 30
                                                      --------------------------------------------------------
                                                        1998         1997        1996        1995        1994
                                                      ---------------------------------------------------------
Net Asset Value, Beginning of Period                   $70.87       $57.57      $52.36      $58.75      $44.95

           INCOME (LOSS) FROM INVESTMENT
           OPERATIONS:
                 Net investment income                 1.56         1.61        1.30        0.87        0.53
                 Net realized and unrealized
                 gain (loss) on investments
                 before non-U.S. taxes                 (20.69)      14.51       6.49        (0.79)      15.29
                 Non-U.S. taxes                        0.05         (0.01)      (0.01)      (0.03)      (0.39)
                                                       -------      ------      ------      ------      ------
                       Total income (loss) from
                          investment operations        (19.08)      16.11       7.78        0.05        15.43
                                                       -------      ------      ------      ------      -------
           LESS DISTRIBUTIONS:
                 Dividends from net
                    investment income                 (2.36)       (1.79)      (1.30)      (0.63)      (0.49)
                 Distributions from net
                    realized gains                    (3.38)       (1.02)      (1.27)      (5.81)      (1.14)
                                                      ------       ------      ------      ------      -------
                       Total distributions            (5.74)       (2.81)      (2.57)      (6.44)      (1.63)
                                                      ------       ------      ------      ------      -------
Net Asset Value, End of Period                        $46.05       $70.87      $57.57      $52.36      $58.75
                                                      ======       =======     =======     =======     =======
Total Return                                          (27.56)%     29.17%      15.49%      (1.22)%     34.33%

RATIOS/SUPPLEMENTAL DATA:
           Net assets, end of period
              (in millions)                           $12,364      $13,584     $8,451      $5,572      $4,170
           Ratio of expenses to average
              net assets                              .76%         .78%        .84%        .91%        1.00%
           Ratio of expenses and non-U.S.
              taxes to average net assets             .80%         .78%        .85%        .94%        1.04%
           Ratio of net income to average
              net assets                              2.58%        2.74%       2.54%       1.70%       .91%
           Average commissions paid
              per share*                              .06 cents   .13 cents   .10 cents   .02 cents   .01 cents
           Portfolio turnover rate                    23.41%       23.75%      17.78%      23.75%      18.13%

*Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Emerging Markets Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the "Fund") at June 30, 1998, the results of its operations, the changes in its net assets, and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers and application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers, LLP
Los Angeles, California

August 14, 1998

BOARD OF DIRECTORS

Robert E. Angelica, Berkeley Heights, New Jersey
President and Chief Investment Officer,
AT&T Investment Management Corporation

Nancy Englander, Los Angeles, California
President of the fund
Senior Vice President, Capital International, Inc.

David I. Fisher, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman of the Board,
The Capital Group Companies, Inc.

Khalil Foulathi, Abu Dhabi, United Arab Emirates
Managing Director, Abu Dhabi Islamic Bank

Beverly L. Hamilton, Los Angeles, California
President,
ARCO Investment Management Company

Raymond Kanner, Stamford, Connecticut
Senior Investment Manager, IBM Retirement Funds

Marinus W. Keijzer, Zeist, Netherlands
Director, Investment Strategy, Pensioenfonds PGGM

Hugh G. Lynch, New York, New York
Managing Director, International Investments,
General Motors Investment Management Corporation

Helmut Mader, Frankfurt, Germany
Director, Deutsche Bank AG

John G. McDonald, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

William Robinson, Gouvieux, France
Director, Aga Khan Fund for Economic Development

Patricia A. Small, Oakland, California
Treasurer, The Regents of the University of California

Walter P. Stern, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

Shaw B. Wagener, Los Angeles, California
Executive Vice President of the fund
President and Director,
Capital International, Inc.

OTHER OFFICERS

Roberta A. Conroy, Los Angeles, California
Senior Vice President and Secretary of the fund
Assistant General Counsel,
The Capital Group Companies, Inc.

Michael A. Felix, Brea, California
Vice President and Treasurer of the fund
Vice President, Capital International, Inc.

Hartmut Giesecke, Singapore
Vice President of the fund
Chairman of the Board and Director,
Capital International K.K., and
Senior Vice President and Director,
Capital International, Inc.

Peter C. Kelly, Los Angeles, California
Vice President of the fund
Senior Vice President, Capital International, Inc.

Victor D. Kohn, Los Angeles, California
Vice President of the fund
Executive Vice President,
Capital Research International

Nancy J. Kyle, New York, New York
Vice President of the fund
Senior Vice President, International,
Capital Guardian Trust Company

Abbe G. Shapiro, Los Angeles, California
Vice President of the fund
Assistant Vice President, Capital International, Inc.

Jennifer L. Butler, Los Angeles, California
Assistant Secretary of the fund
Fund Administrative and Compliance Associate,
Capital International, Inc.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL INTERNATIONAL, INC.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025-3302

135 South State College Boulevard
Brea, California 92821-5804
CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Printed in USA  NA/CG/3922/45054
(c) 1998 Emerging Markets Growth Fund, Inc.
Lit. No. EMGF-011-0898(NLS)